EXHIBIT 10.1

Fourth Modification to Loan and Security Agreement

This Fourth Modification to Loan and Security Agreement (this “Modification”) is entered into by and between Jones Soda Co. (USA) Inc., a(n) Washington corporation (“Jones USA”) and JONES SODA (CANADA) INC. a(n) Canadian corporation (“Jones Canada”)  (Jones USA and Jones Canada, each individually and collectively, the “Borrower”) and CapitalSource Business Finance Group, a dba of BFI Business Finance, a California corporation (“Lender”) as of this 16th day of December, 2016, at Campbell, California.

RECITALS

A. Lender and Borrower have previously entered into or are concurrently herewith entering into a Loan and Security Agreement (the “Agreement”) dated December 27, 2013.
B. Lender and Borrower may have previously executed one or more Modifications to Loan and Security Agreement (the "Previous Modification(s)").
C. Borrower has requested, and Lender has agreed, to modify the Agreement as set forth below.

AGREEMENT

For good and valuable consideration, the parties agree as set forth below:

1. Incorporation by Reference. The Agreement and the Previous Modification(s), if any, as modified hereby and the Recitals are incorporated herein by this reference.

2. Borrowing Authority.  The Borrowing Resolution and Incumbency Certifications attached hereto as Exhibit A and incorporated herein by this reference remains in full force and effect and no change in Borrower’s officers or signing authority has occurred.

3. Effective Date. The terms of this Modification shall be in full force and effect as of December 27, 2016.
4. Modification to Agreement. The Agreement is hereby modified as follows:
a. The following Section(s) is(are) hereby amended and restated in its(their) entirety as set forth below:

6.Advances hereunder shall bear interest, on the average daily outstanding balance, at the rate (the “Rate”) of three quarters of one percent  (0.75%) per annum (in the case of Advances against the Domestic A/R Borrowing Base or the Canadian A/R Borrowing Base), and three quarters of one percent  (0.75%) per annum (in the case of Advances against the Inventory Borrowing Base) over and above the rate announced as the “prime” rate in the Western Edition of the Wall Street Journal which is in effect from time to time (the “Prime Rate”); provided that the Prime Rate shall at all times be deemed to be not less than zero percent (0.00%) per annum (the “Deemed Prime Rate”) and provided that the cumulative minimum annual amount of interest payable together with the Administrative Fee (as defined in Paragraph 9) shall in no event be less than Thirty Thousand and 00/100 Dollars ($30,000.00)  annually (the “Cumulative Minimum Annual Interest Payment”) and, (i) in the event that accrued interest together with the Administrative Fee (collectively, “Accrued Interest”) is less than $2,500 during any month of such annual period (commencing January 2015) (for any applicable month, a “Shortfall”), Borrower shall pay such Accrued Interest together with the Shortfall amount for such month, and, (ii) if the aggregate Accrued Interest and Shortfall payments exceed the Cumulative Minimum Annual Interest Payment at any time during such applicable annual period, Borrower shall not be required to make any further Shortfall payments during such annual

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period and shall only be required to make a payment of any such Accrued Interest during the month that it accrues.  In the event that the Prime Rate is changed, the adjustment in the Rate charged shall be made on the day such change occurs.  Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.  Interest shall be due and payable monthly on the first day of each month, and if not so paid, shall bear interest at the Rate.  Borrower hereby instructs and authorizes Lender (until such time as such instructions are revoked in writing) to charge accrued interest as an Advance under this Agreement.  Notwithstanding anything to the contrary contained

9. (b)Administrative Fee - While any indebtedness remains outstanding pursuant to this Agreement, on or before the first day of each month, Borrower agrees to pay an administrative fee equal to one tenth of one percent (0.10%) per month of the average daily outstanding balance during the preceding month (the “Administrative Fee”).  For purposes of computing the average daily outstanding balance during the month and the Administrative Fee payable on account thereof, payments shall be applied as set forth in Paragraphs 5 and 6 above.

5. Fee.  On the effective date of the Modification, Borrower agrees to pay a fee in the amount of Twenty-Three Thousand Eight Hundred Twelve and 50/100 Dollars ($23,812.50) which sum represents the loan fee due.

6. Legal Effect. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.
7. Counterparts. This Modification may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute a single original.

8. Electronic Signature.  This Modification, or a signature page thereto intended to be attached to a copy of this Modification, signed and transmitted by facsimile machine, telecopier or other electronic means (including via transmittal of a “pdf” file) shall be deemed and treated as an original document.  The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.  At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy of other electronic document.  No party hereto may raise the use of a facsimile machine, telecopier or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier or other electronic means as a defense to the enforcement of this Modification.

9. Integration.  This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof.  All amendments hereto must be in writing and signed by the parties.

IN WITNESS WHEREOF, the parties have executed this Fourth Modification to Loan and Security Agreement as of the date first set forth above.

CapitalSource Business Finance Group a dba of BFI Business Finance /s/ Colleen M. Gonia	Jones Soda Co. (USA) Inc. /s/ Jennifer Cue
By:Colleen M. Gonia Its:Vice President	By:Jennifer Cue Its:President & CEO

JONES SODA (CANADA) Inc. /s/ Jennifer Cue
By:Jennifer Cue Its:President

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Exhibit A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

Amended and Restated

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature	[signature]	Name	Jennifer Cue	Title	President & CEO
Signature	[signature]	Name	ERIC CHUSTAIN	Title	CHIEF OPERATING OFFICER
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of Jones Soda Co. (USA) Inc., a(n) **Washington corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as a **Co-Borrower with JONES SODA (CANADA) INC.**, a Canadian corporation, to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

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Exhibit A

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of Jones Soda Co. (USA) Inc., a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

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Exhibit A

Dated as of: **January 4, 2016, at Campbell, California.**

Place Corporate Seal Below:____________
(If none so state here)

Eric Chastain
as Secretary of **Jones Soda Co. (USA) Inc.**

The Above Statements Are Correct. __________ n/a __________
Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

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Exhibit A

BORROWING RESOLUTION AND INCUMBENCY CERTIFICATION

Amended and Restated

CapitalSource Business Finance Group
a dba of BFI Business Finance
851 East Hamilton Avenue, 2nd Floor
Campbell, California 95008

In completing this resolution, you must list in this opening paragraph the names of the officer (or officers if more than one) authorized to sign on behalf of the corporation. The undersigned certifies that if more than one officer is listed, any one of such officers has full authority to bind the corporation, and the signature of one officer on all documents executed by such officer conclusively shall be binding on the corporation.

RESOLVED, That

Signature	[signature]	Name	Jennifer Cue	Title	President & CEO
Signature	[signature]	Name	ERIC CHASTAIN	Title	CHIEF OPERATING OFFICER
Signature		Name		Title	

(hereinafter sometimes referred to, whether one or more, as "said officers") of **JONES SODA (CANADA) INC.**, a(n) **Canadian corporation** (the "Corporation"), are authorized from time to time, in the name of and in behalf of the Corporation, as **Co-Borrower with Jones Soda Co. (USA)** Inc., a Washington corporation, to borrow from **CapitalSource Business Finance Group, a dba of BFI Business Finance**, a California corporation ("Lender") such sums of money as said officers deem expedient, from time to time to extend or renew any such loan in whole or in part, to contract with Lender upon such terms and conditions as Lender requires for the issuance of commercial letters of credit, and any other credit or financial accommodations, irrespective of the aggregate principal indebtedness of the Corporation with respect to such transactions outstanding and unpaid; and said officers are hereby authorized to execute in the Corporation's name the note or notes of the Corporation as evidence of each such loan and of any extension or renewal thereof and to execute all contracts and other instruments required by Lender in connection with any loan, each of which contracts, notes and other instruments shall contain such terms and conditions as are agreed upon by said officers and Lender, including, among others not specified in this resolution, provisions regulating or restricting the declaration and payment of dividends by the Corporation, the payment of indebtedness to officers, shareholders, or other persons other than Lender, or other regulations or restrictions of the same or different kinds, conditions as to default, attorneys' fees, waivers of notice, and sale of securities.

RESOLVED FURTHER that said officers are authorized to hypothecate or pledge with and transfer and deliver to Lender as security for the payment of any obligations so incurred such securities or other assets of the Corporation as are agreed upon by them and Lender and to execute in the name of the Corporation such agreements of hypothecation as they deem expedient, and to include in any such agreement such waivers of demand, notice or advertisement and such other waivers and provisions as seem expedient to them, including among others, a provision that any such security may be held by Lender to secure any other indebtedness, whether due or not due, owing to Lender from the Corporation.

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Exhibit A

RESOLVED FURTHER that said officers may direct Lender orally or by written instruction to disburse the proceeds of any loan made in the name of the Corporation to any person, partnership, corporation, or other legal entity including without limitation to said officers personally (the "Disbursements") and may, either individually or collectively, authorize other employees and/or representatives of the Corporation to direct Lender orally or by written instruction to make Disbursements, so long as such authorization is made in writing and in form and substance acceptable to Lender.

RESOLVED FURTHER that said officers are authorized and empowered to transact any and all business with Lender which the undersigned could in any way transact, and that said officers, and any other employee of this Corporation be, and each of them individually hereby is further authorized to execute, acknowledge and/or deliver on behalf of the Corporation and in the name of the Corporation any and all assignments, documents, instruments and agreements which said officers deem necessary or convenient in the transaction of such business of the Corporation with Lender.

RESOLVED FURTHER that any and all agreements, instruments, and documents previously executed and acts and things previously done to carry out the purposes of this resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

RESOLVED FURTHER that if two or more resolutions of the Corporation authorizing any of the transactions authorized by this resolution are outstanding concurrently at any time the provisions thereof shall be deemed to be cumulative.

RESOLVED FURTHER that said officers are authorized, in addition to any obligation incurred under any of the preceding provisions of this resolution, to discount with Lender any notes, drafts, acceptances, bills of exchange, or other evidences of debt owned by the Corporation upon said terms as are agreed upon by Lender and said officers and in the name of the Corporation, to endorse such evidences of indebtedness so to be discounted by Lender and to guarantee payment thereof to Lender.

RESOLVED FURTHER that upon the execution by said officers of any instrument authorized by this resolution such instrument shall be deemed to be executed by the Corporation whether or not the corporate seal of the Corporation is affixed thereto.

RESOLVED FURTHER that all loans heretofore incurred by said officers in the name of the Corporation and all promissory notes and other documents executed by them in connection therewith or to secure the same are hereby ratified and approved.

RESOLVED FURTHER that Lender shall be able to rely on the incumbency of said officers until written notice is received at the above captioned office.

RESOLVED FURTHER that this resolution shall remain in full force and effect until written notice of its repeal has been received by Lender at the above captioned office, such revocation however not to affect the validity of any note or other instruments theretofore executed.

This is to certify that the foregoing is a true copy of a resolution duly adopted by the directors of **JONES SODA (CANADA) INC.**, a corporation, at a meeting of its board of directors duly and regularly held or in the alternative, pursuant to an action by written consent and that said resolution or action is in full force and effect. This resolution shall be deemed to constitute such resolution or action if none other is provided to Lender.

This will further certify that the signatures indicated above are true specimens of each captioned officer's signature.

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Exhibit A

Dated as of: **January 4, 2016, at Campbell, California.**

Place Corporate Seal Below:__________
(if none so state here)

Eric Chastain
as Secretary of **JONES SODA (CANADA) INC.**

The Above Statements Are Correct. ____________ n/a ____________
Signature of Officer or Director, or, if none, a Shareholder other than Secretary, when Secretary is authorized to sign alone.

Failure to complete the above when Secretary is authorized to sign alone shall constitute a certification by Secretary that Secretary is sole Shareholder, Director, and Officer of Corporation.

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